SUPPLEMENT DATED SEPTEMBER 7, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Core Equity Fund
Invesco V.I. Global Core Equity Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective immediately:
Michael Hatcher will no longer serve as Portfolio Manager of the Funds. All references to Mr. Hatcher in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Asset Management Limited
Portfolio Manager	Title	Length of Service on the Fund
Andrew Hall	Portfolio Manager	2023

The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s)” in the Statutory Prospectuses:
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1331 Spring Street, N.W., Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.
In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectuses:
Investment management decisions for the Fund are made by the investment management team at Invesco Asset Management.
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Andrew Hall, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco Asset Management and/or its affiliates since 2013.
More information on the portfolio manager may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The following information is added after the table under “ PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Funds’ SAI:
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As of July 31, 2023, Mr. Hall did not beneficially own any shares of the Funds. The portfolio manager is not domiciled in the United States. Accordingly, the portfolio manager may not invest in the Fund.
The following information is added after the table under “ PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Funds’ SAI:
As of July 31, 2023, Mr. Hall managed no other registered investment companies, 3 other pooled investment vehicles with a total of approximately $1.9 billion and no other accounts.
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